SCHEDULE 14A INFORMATION

                            PROXY STATEMENT PURSUANT
             TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

|x|   Filed by the Registrant

|_|   Filed by a Party Other than the Registrant

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_|   Confidential, for use of the Commission Only (as permitted by Rule
      14a-6(e)(2)
|x|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             HelpMate Robotics Inc.
                             ----------------------
                (Name of Registrant as Specified in its Charter)

           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|x|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            ________________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:

            ________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ________________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:

            ________________________________________________________________

      (5)   Total fee paid:

            ________________________________________________________________

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date off its filing.

      (1)   Amount Previously Paid:

            _________________________________________

      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

            _________________________________________

                             HELPMATE ROBOTICS INC.
                              22 Shelter Rock Lane
                           Danbury, Connecticut 06810

              ----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

               ---------------------------------------------------

      The 1999 Annual Meeting of the Shareholders of HelpMate Robotics Inc. will be held at the Company's headquarters, 22 Shelter Rock Lane, Danbury, Connecticut on Thursday, May 20, 1999 at 10:00 a.m. for the following purposes:

1.    To elect five (5) directors for a term to expire at the 2000 Annual
      Meeting.

2. To consider and vote upon a proposal to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for fiscal 1999.

3. To act upon any and all matters incident to the foregoing and transact such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

The proposals to be acted upon at the meeting is further described in detail in the attached Proxy Statement. Only shareholders of record at the close of business on April 9, 1999 (the "Record Date") will be entitled to notice of and to vote at the meeting and any adjournments or postponement thereof.

If your shares are held of record by a broker, bank or other nominee and you wish to attend the meeting, you must obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and bring it to the meeting. In order to vote your shares at the meeting, you must obtain from the record holder a proxy issued in your name.

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. ACCORDINGLY, YOU ARE ENCOURAGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE REPLY ENVELOPE PROVIDED AS SOON AS POSSIBLE. THANK YOU FOR ACTING PROMPTLY.

By Order of the Board of Directors,

Prudence Shepard
Assistant Secretary
April 16, 1999

                             HELPMATE ROBOTICS INC.
                              22 Shelter Rock Lane
                           Danbury, Connecticut 06810
                                 (203) 798-8988

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

Introduction

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of HelpMate Robotics Inc., a Connecticut corporation (the "Company"). Proxies are being solicited for use at the Annual Meeting of Shareholders to be held at 10:00 a.m., local time, on Thursday, May 20, 1999, at the offices of the Company, 22 Shelter Rock Lane, Danbury, Connecticut 06810, and for all adjournments and postponements thereof (the "Annual Meeting").

Only shareholders of record (the "Shareholders") as of the close of business on April 9, 1999, the record date for the Annual Meeting (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, 14,201,402 shares of the Company's Common Stock were outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote.

The Notice of Annual Meeting, this proxy statement, and the accompanying proxy are first being mailed on or about April 16, 1999 to shareholders of record as of the close of business on the Record Date.

You can ensure that your shares are voted at the Annual Meeting by signing, dating and promptly returning the enclosed proxy in the envelope provided. Sending in a signed proxy will not affect your right to attend the meeting and vote in person. You may revoke your proxy at any time before it is voted by notifying the Company's Transfer Agent, American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005 in writing or by executing a subsequent proxy, which revokes any previously executed proxy or by voting in person at the meeting.

The Company's principal executive offices are located at 22 Shelter Rock Lane, Danbury, Connecticut, 06810.

Voting of Proxies and Outstanding Voting Securities

Proxies will be voted as specified by the shareholders. Where specific choices are not indicated, proxies will be voted for proposals 1 and 2. Abstentions, broker non-votes or in the case of proposal 1 only, instructions on the accompanying proxy card to withhold authority to vote for the nominated directors will result in such proposal receiving fewer votes. An affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote and present, in person or by properly executed proxy, will be required to approve both proposals. The total shares issued and outstanding at the close of business on the Record Date was 14,201,402 shares of Common Stock, each share of which is entitled to one vote. If no direction is made proxies will be voted for the election of directors as set forth below, and in favor of the ratification of the appointment of the independent auditors.

Information Concerning Solicitation and Voting

In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting must be represented at the Annual Meeting. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for all other matters. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, broker non-votes and votes withheld are not treated as votes cast at the Annual Meeting, but will have the effect of a negative vote on Proposals 1 and 2 however, since the Company's certificate of incorporation requires the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote in order to approve an action.

Shareholders are encouraged to specify the way they wish to vote their shares by marking the appropriate boxes on the enclosed proxy. All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If the manner of voting with respect to a proposal is not specified in an executed proxy received by the Company, the proxy will be voted FOR approval of such proposal. Sending in a signed proxy will not affect a Shareholder's right to attend the meeting and vote in person. Any Shareholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy may be revoked at any time before it is exercised by the Shareholder's delivering a written instrument of revocation to the Company's Transfer Agent, American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005. A Shareholder may also revoke the proxy by presenting at the Annual Meeting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked. Finally, a proxy may be revoked if the Shareholder is present at the Annual Meeting and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

The expense of soliciting proxies will be borne by the Company. The solicitation will be by mail. Expenses include reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. Further solicitation of proxies may be made by telephone or oral communication with Shareholders by directors, officers and other employees of the Company who will not receive additional compensation for the solicitation.

The Board does not intend to present any matters for a vote at the meeting except for Proposals 1 and 2 described in this Proxy Statement. The persons named in the proxy will, however, have discretionary voting authority regarding any other business that may properly come before the Annual Meeting.

Information About Certain Beneficial Owners of Common Stock

The following table sets forth information based upon the Company's records and Securities and Exchange Commission filings with respect to each executive officer, each director and nominee for director, each person known to be a beneficial owner of more than 5% of the Common Stock of the Corporation and all executive officers and directors as a group as of April 9, 1999. Under the rules and regulations of the Securities and Exchange Commission, a person is deemed to own beneficially all securities of which that person owns or shares voting or investment power as well as all securities which may be acquired through the exercise of currently available conversion, warrant or option rights. Unless otherwise indicated, each such person possesses sole voting and investment power with respect to the shares owned by him.

                                                   Shares to be       Percent
               Beneficial Owner                Beneficially Owned   Ownership
               ----------------                ------------------   ---------

      Connecticut Financial Developments, LP            1,014,188        7.14%

      Transitions Two Limited Partnership(1)              451,234        3.17%

      Robert Gault(2)                                     806,061        5.60%

      Gabriel Kaplan(3)                                 1,209,091        8.34%

      The Boston Group, LP(4)                           2,411,866       14.52%

      Connecticut Innovations, Incorporated(5)          3,078,675       20.42%

      Joseph F. Engelberger(6)                          1,994,374       13.57%

      Fred T. Cordano(7)                                   26,555          (9)

      Howard E. Motter(8)                                       0           0%

      Joseph G. Cote(8)                                         0           0%

      Theodore Sall(8)                                      3,000          (9)

      Sheldon Sandler(8)                                        0           0%

      All Directors and Executive
      Officers as a Group (6)(7)(8)                     2,020,929       13.73%

(1)   Includes warrants to purchase 40,967 shares.
(2) Includes warrants to purchase 200,000 shares. This owner's address is 91 Shelby Street, Eminence, KY 40019.
(3) Includes warrants to purchase 300,000 shares. This owner's address is 9551 Hidden Valley Road, Beverly Hills, CA 90210.
(4) Consists of warrants to purchase 2,411,866 shares. This owner's address is 2049 Century Park East, Suite 3000, Los Angeles, CA 90067.
(5) Includes warrants to purchase 872,992 shares. This owner's address is 999 West Street, Rocky Hill, CT 06067.
(6) Includes 72,589 shares of common stock owned by Mr. Engelberger's wife, Margaret Engelberger, but does not include shares beneficially owned by Mr. Engelberger's adult children or his brother. Also includes 311,616 shares owned by the Joseph F. Engelberger Foundation. Also includes warrants to purchase 420,326 shares, and options to purchase 57,126 shares.
(7)   Includes options to purchase 26,364 shares.
(8) Does not include options to purchase 30,000 shares which are currently not exerciseable.
(9)   Less than one percent

Certain Relationships and Related Transactions

For a description of certain transactions between the Company and its Chairman and President during the two most recent fiscal years, see Footnote 6 to the Company's Financial Statements for the fiscal year ended December 31, 1998 contained in the Company's Form 10-KSB for the year ended December 31, 1998.

The Company currently employs Mr. Engelberger's brother, John Engelberger, as a part-time Senior Sales Executive. Under the terms of John Engelberger's employment agreement, he is currently entitled to a commission of $5,000 per robotic courier system that he sells or rents and is successfully installed. Total compensation paid to John Engelberger for the years ended December 31, 1998 and 1997 was $27,500 and $47,534, respectively.

The Company also employs Mr. Engelberger's daughter, Gay Engelberger, as the Director of Marketing. Ms Engelberger receives an annual salary of $72,100 and is eligible to participate in the Company's regular bonus plans and fringe benefit programs.


Proposal 1.  Election of Directors

The Board of Directors recommends a vote FOR the election of directors which is designated as proposal No, 1 on the enclosed proxy card.

At the meeting five directors are to be elected to serve for a term to expire at the 2000 Annual Meeting of the Shareholders. The nominees for these positions are: Joseph F. Engelberger, Joseph G. Cote, Howard Motter, Theodore Sall, and Sheldon Sandler. The accompanying proxy will be voted for the election of the Board's nominees unless contrary instructions are given. If one or more of the Board's nominees is unable to serve, which is not anticipated, the persons named as proxies intend to vote, unless the number of nominees is reduced by the Board of Directors, for such other person or persons as the Board of Directors may designate. The nominees for the these positions are as follows:

      Name                      Age    Position
      ----                      ---    --------

      Joseph F. Engelberger      73     Chairman, President, CEO and Director
      Joseph G. Cote             57     Director
      Howard Motter              51     Director
      Theodore Sall              72     Director
      Sheldon Sandler            54     Director

Mr. Engelberger co-founded the Company in 1984 and has served as a Director and the Chairman since that time. Prior to that, Mr. Engelberger founded and served as the first president of Unimation, Inc., the first industrial robotics company, which was acquired by Westinghouse Electric Corporation. He also founded and was the first president of Consolidated Controls Corporation, which was ultimately acquired by Eaton Corporation. Mr. Engelberger has written extensively on the subjects of instrumentation and robotics. Mr. Engelberger is the father of Gay Engelberger, the Company's director of marketing. Mr. Engelberger formerly served as a director of Anderson Group, Inc. and currently serves as a director of EDO Corporation.

Mr. Cote has been a director of the Company since August 1997. Currently Mr. Cote is an independent business consultant. Prior to that Mr. Cote served as co-president and chief operating officer of Prospect Street Ventures, a venture capital firm, until 1998.

Mr. Motter has been a director of the Company since September 1998. Currently Mr. Motter is a management consultant. Prior to that Mr. Motter served as President and Chief Executive Officer of Elekta Oncology Systems and President and Chief Executive Officer of Elekta Canada, Inc. Mr. Motter also spent 26 years with Philips Medical Systems. Mr. Motter currently serves as a Director of Quanta Vision, Inc.

Dr. Sall has been a director of the Company since March 1996. He currently is a Professor Emeritus at Ramapo College of New Jersey. Prior to holding this position, Dr. Sall was an Adjunct Professor of Clinical Medicine at the University of Medicine and Dentistry, New Jersey School of Nursing from 1991 to July 1995. Dr. Sall is also a Director of International Vitamin Corporation and Fluro Scan Inc.

Mr. Sandler has been a director of the Company since March 1996. Mr. Sandler is Chief Executive Officer and a founding partner of Bel Air Partners, a financial consulting and investment banking firm. Previously Mr. Sandler was a managing director with Ladenburg Thalmann & Co. Inc. Mr. Sandler was also a chief examiner at the Securities and Exchange Commission.

Board of Directors - General

The Board of Directors held seven meetings in 1998. All of the directors attended at least 75% of the meetings of the Board and the respective committees of the Board of which they were a member during 1998 with the exception of Mr. Sandler, who did not attend three Board meetings.

Compensation

The Company does not pay any additional remuneration to employees serving as directors. The Company does pay $500 for each meeting attended to non-employee directors. Directors' out-of-pocket expenses are not reimbursed by the Company.

Committees

The Board of Directors has the following standing Committees:

Audit Committee. The Audit Committee, which met once in 1998, consists of three directors of the Company, all of whom are independent. The Audit Committee is responsible for the engagement of the Company's independent auditors and reviews with them the scope and timing of their audit services and any other services which they are asked to perform, their report on the Company's accounts following completion of the audit and the Company's policies and procedures with respect to internal accounting and financial control. The Board of Directors has appointed Messrs. Sall and Sandler as the members of the Audit Committee. There is currently a vacancy on this Committee.

Compensation Committee. The Compensation Committee, which did not meet in 1998, is responsible for making recommendations to the Board of directors with respect to compensation and benefit levels of executive officers of the Company. The Board has appointed Mr. Sall as the members of the Compensation Committee. There is currently a vacancy on this Committee.

Stock Option Committee. The Stock Option Committee met twice in 1998. The Stock Option Committee is responsible for administering the Company's 1988 Stock Option Plan and for making recommendations to the Board regarding the administration of the 1995 Stock Option Plan. The Board has appointed Messrs. Cote and Sall to the Stock Option Committee.

Item 10: Executive Compensation

The following table sets forth certain information regarding compensation awarded to, earned by, or paid to the Company's chief executive officer and each other executive officer and employee whose salary and bonus for the fiscal year ended December 31, 1998 exceeded $100,000.

                                                           Securities Underlying
      Name and Position      Fiscal Year          Salary          Options
      -----------------      -----------          ------          -------

      Joseph F.                     1998        $ 81,250                  98,750
      Engelberger
      Chairman and Chief
      Executive Officer             1997         100,000                  55,000

                                    1996         100,000                       0

      Thomas K. Sweeny              1998        $107,873                 138,125
      President (1)
                                    1997         150,000                  58,125

                                    1996         150,000                       0

      Fred T. Cordano               1998        $103,000                  65,300
      Vice President
      Manufacturing                 1997         103,000                  22,745

                                    1996         101,750                       0

(1) Mr. Sweeny died on August 6, 1998.

The Company has entered into an employment agreement with Mr. Engelberger. This agreement contains noncompetition, nondisclosure and noninterference provisions.

Mr. Engelberger's employment agreement initially ran until December 31, 1998 and is automatically renewable from year to year thereafter. Mr. Engelberger is employed at fifty percent of normal working hours and, effective April 1, 1998, receives an annual salary of $75,000. After the initial term, the agreement may be terminated by Mr. Engelberger at any time and by the Company with at least twelve months prior notice. If the Company provides less than twelve months notice, it must continue to compensate Mr. Engelberger through the twelve-month period.

The following table sets forth information on the exercise of stock options and warrants issued to individuals named in the executive compensation table.

               Shares Acquired
                Upon Exercise        Number of Securities         Value of Unexercised
                  of Options             Underlying               in the Money Options
                    During          Unexercised Options at                 at
                 Fiscal 1998          December 31, 1998             December 31, 1998
                 -----------          -----------------             -----------------

                Number   Value   Exercisable   Unexerciseable  Exercisable  Unexerciseable
                ------   -----   -----------   --------------  -----------  --------------
Joseph F.
Engelberger        0       $0       56,613         80,543        $ 9,447        $14,509

Thomas K.
Sweeny             0       $0      166,250            -0-        $31,050              0

Fred T. Cordano    0       $0       21,458         55,161        $ 3,261        $ 9,932

Proposal 2. Appointment of Auditors

The Board of Directors recommends a vote FOR the ratification of the appointment of auditors which is designated as proposal No. 2 on the enclosed proxy card.

On the recommendation of the Audit Committee of the Board of Directors, the Board has appointed Arthur Andersen LLP as auditors for the fiscal year ended December 31, 1999, subject to ratification by Shareholders. Arthur Andersen LLP has audited the Company's financial statements for 1998 and 1997.

Representatives of Arthur Anderson LLP are expected to attend the 1999 Annual Meeting, where they will have the opportunity to make a statement if they wish to do so and will be available to answer appropriate questions from the Shareholders.

If the foregoing proposal is not approved at the meeting, or if prior to the 2000 Annual Meeting, Arthur Andersen LLP shall decline to act or otherwise become incapable of acting, or if its engagement shall otherwise be discontinued by the Board of Directors, then in any such case, the Board of Directors will appoint other independent auditors whose engagement for any period subsequent to the 1999 Annual Meeting will be subject to ratification by the Shareholders at the 2000 Annual Meeting.

In order to reduce its auditing expenses, on January 21, 1998, the Company appointed Arthur Andersen LLP as auditors for the fiscal year ended December 31, 1997 and terminated the appointment of Ernst & Young LLP as its auditors for that year. Ernst & Young LLP had audited the Company's financial statements since 1985.The reports of Ernst & Young on the financial statements of the Company as of December 31, 1996 and 1995 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for each of the two years ended December 31, 1996 and in the subsequent interim period, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of Ernst &Young would have caused it to make reference to the subject matter of the disagreement in their reports. The decision to change accountants was ratified by the Audit Committee and by the Board of Directors in May 1998.

                   THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 2.

Solicitation of Proxies

The cost of soliciting proxies for the 1999 Annual Meeting will be borne by the Company. In addition to solicitation by mail, solicitations may also be made by personal interview, telecopier, telegram and telephone. The Company will use the services of American Stock Transfer & Trust Company to assist in soliciting proxies, and expects to pay a nominal fee for such services. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals. Consistent with the Company's confidential voting procedure, directors, officers and other regular employees of the Company, as yet undesigned, may also request the return of proxies by telephone, telecopier, telegram or in person.

Shareholder Proposals

As more fully explained in the Company's Bylaws, shareholder proposals intended to be presented at and Annual Meeting, including proposals for the nomination of directors, removal of directors, amendments to the Company's Certificate of Incorporation or Bylaws or the repeal of a bylaw, must be received in writing by the Company's Secretary, no later than 50 days in advance of the annual meeting of shareholders, or, if fewer than 50 days notice or prior public disclosure of the meeting date is given or made by the Company, not later than the seventh day after which notice was mailed or such public disclosure was made.

Incorporation by Reference

Footnote 6 to the Company's Financial Statements for the fiscal year ended December 31, 1998 contained in the Company's Form 10-KSB for the year ended December 31, 1998 has been incorporated by reference into this Proxy Statement under the heading "Certain Relationships and Related Transactions."

Other Business

The Board does not intend to bring any matters before the Annual Meeting other than those set forth in the accompanying notice. The Board of Directors does not know of any matter other than those described in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their judgment. By Order of the Board of Directors,

Prudence Shepard
Assistant Secretary
April 16, 1999

                                      PROXY

                             HELPMATE ROBOTICS INC.

                  Shelter Rock Lane, Danbury, Connecticut 06810

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Joseph F. Engelberger and Fred T. Cordano as proxies each with the power to appoint his or her substitute and hereby authorizes each of them to vote, as designated on the reverse side, all the shares of Common Stock of Helpmate Robotics Inc. held of record by the undersigned on April 9, 1999 at the Annual Meeting of Shareholders to be held on May 20, 1999, or any adjournment or postponement thereof.

                         (To be Signed on Reverse Side)

1.    Election of Directors

      _____ FOR all nominees listed at right (except as marked to the contrary below)

      _____ WITHHOLD AUTHORITY to vote for  Nominees: Joseph F. Engelberger
            all nominees listed at right.             Joseph G. Cote
                                                      Howard E. Motter
                                                      Theodore Sall
                                                      Sheldon Sandler

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list at right.)

2. Proposal to ratify the appointment of Arthur Andersen LLP as the independent auditors of HelpMate Robotics Inc. for fiscal 1999.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.


Signature: _________________________            ______________________________
Dated:                                          (Signature if held jointly)
                                                Dated:

Note: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator,, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.